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Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

        In connection with the Quarterly Report of Prospect Acquisition Corp. (the "Company") on Form 10-Q for the quarterly period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James J. Cahill, Chief Financial Officer and Secretary of the Company, certify, to the best of my knowledge, that:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: May 12, 2008		/s/ JAMES J. CAHILL

	Name:	James J. Cahill
	Title:	Chief Financial Officer and Secretary (Principal Accounting and Financial Officer)

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  Exhibit 32.2